Exhibit 99.1


                           AMENDMENT NO. 1 AND WAIVER

      This Amendment No. 1 and Waiver (this "Amendment"), dated as of March 22, 2005, is entered into by and between GREENMAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), GREENMAN TECHNOLOGIES OF MINNESOTA, INC., a Minnesota corporation ("GreenMan Minnesota"), GREENMAN TECHNOLOGIES OF GEORGIA, INC., a Georgia corporation ("GreenMan Georgia"), GREENMAN TECHNOLOGIES OF TENNESSEE, INC., a Tennessee corporation ("GreenMan Tennessee" and, together with the Company, GreenMan Minnesota and GreenMan Georgia, the "GreenMan Companies" and each, a "GreenMan Company") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Secured Convertible Term Note, dated June 30, 2004 (as amended, modified and/or supplemented from time to time, the "Term Note") issued by the Company to Laurus pursuant to the Securities Purchase Agreement, dated as of June 30, 2004, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Securities Purchase Agreement"), (ii) the Secured Convertible Minimum Borrowing Note, dated June 30, 2004 (as amended, modified and/or supplemented from time to time, the "Minimum Borrowing Note") issued by the Company to Laurus pursuant to the Security Agreement, dated as of June 30, 2004, by and between the Company, GreenMan Minnesota, GreenMan Georgia, GreenMan Tennessee and Laurus (as amended, modified and/or supplemented from time to time, the "Security Agreement"), (iii) the Secured Revolving Note, dated June 30, 2004 (as amended, modified and/or supplemented from time to time, the "Revolving Note") issued by the Company to Laurus pursuant to the Security Agreement, (iv) the Term Note Registration Rights Agreement, dated as of June 30, 2004 between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Term Note Registration Rights Agreement") and (v) the Minimum Borrowing Note Registration Rights Agreement, dated as of June 30, 2004 between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Minimum Borrowing Note Registration Rights Agreement" and, together with the Term Note Registration Rights Agreement, the "Registration Rights Agreements" and, each a "Registration Rights Agreement" and, together with the Securities Purchase Agreement, the Term Note, the Security Agreement and the Minimum Borrowing Note, the "Loan Documents"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note and/or Security Agreement, as applicable.

      WHEREAS, each of the Company, each other GreenMan Company as applicable and Laurus have agreed to make certain changes to the Term Note, Minimum Borrowing Note, the Revolving Note and Security Agreement as set forth herein; and

      WHEREAS, Laurus has agreed to waive on the terms and conditions set forth herein all Events of Default that may have occurred and are continuing to the extent arising solely as a result of the failure by the Company to make certain of its scheduled amortization payments in respect of the Term Note on the first business day of each of January 2005, February 2005 and March 2005 and otherwise in accordance with the terms of the Term Note;

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Laurus hereby waives each Event of Default that may have arisen under
Section 4.1 of the Term Note solely as a result of the failure by the Company to pay Laurus the full amount of the principal portion of the Monthly Amount due and payable on the first business day of each of January 2005, February 2005 and March 2005 (i.e. $375,000) (the "Overdue Principal").

      2. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount due on the first business day of April 2005, May 2005 and June 2005 on such dates (collectively, the "Postponed Principal"); provided that, the Overdue Principal and the Postponed Principal shall be paid in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

      3. Subject to Section 4 hereof, from and after the date hereof through and including December 31, 2005 (but not thereafter), the Company shall be permitted to maintain Overadvances in an aggregate amount not to exceed $2,000,000 at any time outstanding (the "Permitted Overadvance Amount"); provided that, the Permitted Overadvance Amount shall be reduced on a dollar for dollar basis, for
(x) any reduction of the outstanding principal amount of the Term Note, up to the first One Million Dollars ($1,000,000) aggregate principal amount of the Term Note and (y) each dollar of the outstanding principal amount of the Minimum Borrowing Note, up to the first One Million Dollars ($1,000,000) aggregate principal amount of the Minimum Borrowing Note, converted into shares of Common Stock. For the avoidance of doubt, as of January 1, 2006, the Company shall no longer be permitted to maintain any Overadvances.

      4. Notwithstanding anything to the contrary set forth in Section 5(b)(ii) of the Security Agreement, from and after the date hereof through and including December 31, 2005, all Overadvances at any time outstanding shall bear interest in addition to that otherwise required under the Revolving Note, at a rate, calculated on the basis of a 360 day year, equal to two percent (2%) per annum on the amount of such Overadvance and shall be payable monthly, in arrears, on the first business day of each calendar month hereafter until the January 2, 2006. Notwithstanding the foregoing, it is agreed and understood that in respect of any portion of an Overadvance which is at any time is in excess of $2,000,000 in the aggregate (the "Excess Overadvance"), or with respect to all Overadvances outstanding on and after January 1, 2006 (the "Post 2005 Overadvance"), such Excess Overadvance or Post 2005 Overadvance, as the case may be, shall bear interest in addition to that otherwise required under the Revolving Note, at a rate equal to two percent (2%) per month of the amount of such Excess Overadvances or Post 2005 Overadvance, as the case may be, for all times such amounts are outstanding. All amounts that are incurred pursuant to Section 5(b)(ii) of the Security Agreement shall be due and payable by the Company monthly, in arrears, on the first business of each calendar month and upon expiration of the Term.

      5. Section 2.1(a) of the Term Note is hereby amended by deleting the last sentence appearing therein in its entirety and inserting the following new sentence in lieu thereof:

      "For purposes hereof, the initial "Fixed Conversion Price" means $.93 [the average closing price of the Common Stock for the five (5) days immediately prior to the March 22, 2005 (the "First Amendment Effective Date")], provided, however, that the first One Million Dollars ($1,000,000) aggregate principal amount (the "Reduced Price Conversion Amount") of the Note converted into shares of Common Stock on or after the

      First Amendment Effective Date (including all interest and fees converted on or prior to the date of conversion in full of the Reduced Price Conversion Amount) shall be converted at a Fixed Conversion Price equal to $ .79 [85% of the average closing price of the Common Stock for the five
      (5) days immediately prior to the First Amendment Effective Date], provided, further, that the Fixed Conversion Price shall in all cases be subject to adjustment as set forth herein."

      6. Section 2.2 of the Minimum Borrowing Note is hereby amended by deleting the last sentence appearing therein in its entirety and inserting the following new sentence in lieu thereof:

      "For purposes hereof, subject to Section 3.5 hereof, the initial "Fixed Conversion Price" means $.93 [the average closing price of the Common Stock for the five (5) days immediately prior to March 22, 2005 (the "First Amendment Effective Date")], provided, however, that the first One Million Dollars ($1,000,000) aggregate principal amount (the "Reduced Price Conversion Amount") of the Note converted into shares of Common Stock on or after the First Amendment Effective Date (including all interest and fees converted on or prior to the date of conversion in full of the Reduced Price Conversion Amount) shall be converted at a Fixed Conversion Price equal to $ .79 [85% of the average closing price of the Common Stock for the five (5) days immediately prior to the First Amendment Effective Date], provided, further, that the Fixed Conversion Price shall in all cases be subject to adjustment as set forth herein."

      7. The Company hereby agrees to, on or prior to March 31, 2005, file a Rule 424(b) supplement (the "Post-Effective Supplement") to its Registration Statements with the Securities and Exchange Commission (the "SEC") relating to Term Note and the Minimum Borrowing Note and the warrants issued in connection therewith (the "Existing Registration Statement"), which Post-Effective Supplement states the Fixed Conversion Price applicable to the Term Note and Minimum Borrowing Note, as applicable, and as set forth in Sections 5 and 6 of this Amendment.

      8. Laurus and the Company hereby agree that, notwithstanding any prior agreement to the contrary, the shares of Common Stock issuable as a result of the amendments to the Term Note and Minimum Borrow Note set forth in Sections 4 and 5 hereof and the change to the fixed conversion price to each of the Term Note and the Minimum Borrowing Note as a result thereof, shall be registered in the Company's next registration statement on Form S-3 (or such other appropriate form, excluding a Form S-8); provided, however, that the Company shall file such registration statement on a date no later than April 30, 2005 (the "Filing Date"); provided, further, that the Filing Date shall be deemed to be a "Filing Date" as defined in Section 1 of each Registration Rights Agreement.

      9. This Amendment shall be effective as of the date first above written (the "First Amendment Effective Date") on the date when each of the GreenMan Companies and Laurus shall have executed and each of the GreenMan Companies shall have delivered to Laurus their respective counterparts to this Amendment.

      10. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

      11. The Company and, to the extent applicable, each of the other GreenMan Companies hereby represent and warrant to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company and/or such other GreenMan Companies, as applicable, in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's, the other GreenMan Companies' and their respective Subsidiaries' covenant requirements have been met.

      12. From and after the First Amendment Effective Date, all references in the Loan Documents, the other Related Agreements (as defined in the Securities Purchase Agreement) and the other Ancillary Documents (as defined in the Security Agreement) to any Loan Document shall be deemed to be a reference to such Loan Document as modified hereby.

      13. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


                                     * * * *

      IN WITNESS WHEREOF, each of the GreenMan Companies and Laurus have caused this Amendment to be effective and signed in its name effective as of the date set forth above.


                                    GREENMAN TECHNOLOGIES, INC.


                                    By: /s/ Charles E. Coppa
                                        ---------------------------------
                                        Name:  Charles E. Coppa
                                        Title:  Chief Financial Officer


                                    GREENMAN TECHNOLOGIES OF MINNESOTA, INC.


                                    By: /s/ Charles E. Coppa
                                        ---------------------------------
                                        Name:  Charles E. Coppa
                                        Title:  Treasurer


                                    GREENMAN TECHNOLOGIES OF GEORGIA, INC.


                                    By: /s/ Charles E. Coppa
                                        ---------------------------------
                                        Name:  Charles E. Coppa
                                        Title:  Treasurer


                                    GREENMAN TECHNOLOGIES OF TENNESSEE, INC.


                                    By: /s/ Charles E. Coppa
                                        ---------------------------------
                                        Name:  Charles E. Coppa
                                        Title:  Treasurer




                                    LAURUS MASTER FUND, LTD.


                                    By: /s/ Eugene Grin
                                        ---------------------------------
                                        Name: Eugene Grin
                                        Title: Director